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                                                                  Exhibit 10.3


                               PLEDGE AGREEMENT

         THIS AGREEMENT, dated as of March 13, 1997, among GRUBB & ELLIS COMPANY, a Delaware corporation (the "Borrower"), each of the undersigned Subsidiaries of the Borrower, identified in Schedule I attached hereto and made a part hereof (each a "Guarantor" and collectively with the Borrower the "Pledgors"), and PNC BANK, NATIONAL ASSOCIATION ("Lender"), is delivered pursuant to the terms of that certain Credit Agreement dated as of March 13, 1997, among the Borrower, the Guarantors and the Lender (the "Credit Agreement")

                                   WITNESSETH THAT:

         WHEREAS, each Pledgor is the legal and beneficial owner and the holder of its respective Pledged Collateral (as defined in Section 1(b) hereof) as set forth on Exhibit A hereto; and

         WHEREAS, pursuant to the Credit Agreement the Lender may make certain loans to the Borrower and the Lender may issue certain letters of credit for the account of the Borrower and its Subsidiaries; and

         WHEREAS, the obligations of the Lender to make loans and issue letters of credit under the Credit Agreement are subject to the condition, among others, that each Pledgor secure its obligations to the Lender under the Credit Agreement in the manner set forth therein and herein;

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

    1.   DEFINITIONS.
Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein. In addition to the words and terms defined elsewhere in this Pledge Agreement (the "Pledge Agreement"), the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

         (a) "Code" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania or other applicable jurisdiction on the date hereof and as the same may subsequently be amended from time to time.

         (b) "Pledged Collateral" shall mean and include with respect to each Pledgor (i) the securities listed on Exhibit A attached hereto and made a part hereof, with respect to each Pledgor, and all rights and privileges pertaining thereto, including, without limitation, all


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securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and transfer books, (ii) any and all other securities hereafter pledged to the Lender to secure the Obligations and the Pledgor's obligations hereunder, and all rights and privileges pertaining thereto, including, without limitation, all securities and additional securities receivable in respect of or in exchange for such securities, all rights to subscribe for securities incident to or arising from ownership of such securities, all cash, interest, stock and other dividends or distributions paid or payable on such securities, and all books and records pertaining to the foregoing, including, without limitation, all stock record and stock transfer books, and (iii) whatever is received when any of the foregoing is sold, exchanged or otherwise disposed of, including any proceeds as such term is defined in the Code.

    2.   PLEDGE.
As security for the due and punctual payment and performance of the Obligations in full, each Pledgor hereby agrees that the Lender shall have, and each Pledgor hereby grants to and creates in favor of the Lender, a first priority security interest under the Code in and to all of the Pledged Collateral which constitutes a Prior Security Interest.

    3.   DELIVERY OF CERTIFICATES, ETC.
Upon the execution and delivery of this Pledge Agreement, each Pledgor has delivered to and deposited with the Lender in pledge, stock certificates and any other instruments evidencing the Pledged Collateral, together with undated stock powers signed in blank by such Pledgor as the Lender shall have required.

    4.   REPRESENTATIONS AND WARRANTIES.
Each Pledgor represents and warrants to the Lender as follows:

         (a)   The Pledgor has good and marketable title to the Pledged
Collateral;

         (b) Any shares of capital stock of a Subsidiary forming part of the Pledged Collateral have been duly authorized and validly issued to the Pledgor, are fully paid and nonassessable and constitute all of the issued and outstanding stock of such Subsidiary, and there are no outstanding options or rights to purchase or acquire any additional shares of capital stock of such Subsidiary;

         (c) Other than the security interest granted to and created in favor of the Lender hereunder, all of the Pledged Collateral is free and clear of any pledge, lien, security interest, encumbrance, option or rights of others, other than Permitted Liens and except to the extent transfer of the Pledged Collateral may be restricted by the federal Securities Act of 1933, as amended, and state securities laws; and


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         (d) The Pledgor has delivered to the Lender a true and correct copy of the articles or certificate of incorporation, bylaws and other organizational documents of each Subsidiary of a Pledgor the shares of capital stock of which constitute part of the Pledged Collateral.

    5.   FURTHER ASSURANCES.
Each Pledgor will faithfully preserve and protect the Lender's security interest in the Pledged Collateral as a first priority perfected security interest under the Code, and will do all such other acts and things, and will upon request therefor by the Lender execute and deliver all such other documents and instruments, including, without limitation, further pledges, assignments, documents and powers of attorney with respect to its Pledged Collateral consistent with the terms of this Pledge Agreement and the Credit Agreement, as the Lender may deem necessary or advisable from time to time in order to preserve, perfect and protect said security interest.

    6.   CERTAIN COVENANTS OF THE PLEDGOR.
Each Pledgor covenants and agrees that (a) it will defend the Lender's right, title and security interest in and to the Pledged Collateral and the proceeds thereof against the claims and demands of all persons whomsoever other than any Person claiming a right in the Pledged Collateral pursuant to an agreement between such Person and the Lender and other than the holder of a Permitted Lien; (b) it will have like title to and right to pledge any other property at any time hereafter pledged to the Lender pursuant to the Credit Agreement and will likewise defend the Lender's right thereto and security interest therein; (c) except as permitted by the Credit Agreement it will not assign, transfer, pledge, or otherwise encumber any of its right, title or interest under, in or to the Pledged Collateral other than pursuant hereto;
(d) except as permitted by the Credit Agreement it will not take or omit to take any action, or permit any Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to take or omit to take any action, the taking or the omission of which might result in an alteration or impairment of the Pledged Collateral or of this Pledge Agreement; (e) it will not permit any Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to repeal, amend or modify its articles or certificate of incorporation, bylaws or other organizational documents, other than as permitted under the terms of the Credit Agreement;
(f) it will cause each Subsidiary, any shares of capital stock of which constitute a part of the Pledged Collateral, to maintain accurate stock record and stock transfer books, and upon request of the Lender, provide the Lender with access to and copies of such stock record and stock transfer books; (g) it will not, without the prior written consent of the Lender, waive or release any obligation of any party to the Pledged Collateral; and
(h) it will execute and deliver to the Lender and record such supplements to this Pledge Agreement and additional assignments as the Lender reasonably may request to evidence and confirm the pledge herein contained.

    7. PROTECTION OF THE LENDER'S INTEREST IN THE PLEDGED COLLATERAL AGAINST OTHERS.
Each Pledgor assumes full responsibility for taking any and all necessary steps to preserve the Lender's rights, other than Permitted Liens, with respect to its Pledged Collateral against all others, including the respective issuers of capital stock forming part of the Pledged Collateral.

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The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Lender takes such action for that purpose as the Pledgor shall request in writing (or in the absence of such request, if the Bank deals with it in the same manner that it deals with similar property for its own account), provided that such requested action will not, in the judgment of the Lender, impair the security interest in the Pledged Collateral created hereby or the Lender's rights in, or the value of, the Pledged Collateral, and provided further that such written request is received by the Lender in sufficient time to permit the Lender to take the requested action.

    8.   CONTINUATION OF PERFECTION OF SECURITY INTEREST.
Each Pledgor shall at such Pledgor's own cost and expense cause the security interest in its Pledged Collateral granted to and created in favor of the Lender under this Pledge Agreement to be perfected and continue to be perfected as long as the Obligations or any part thereof is outstanding and unpaid or not performed in full, and for such purpose such Pledgor shall from time to time deliver possession to the Lender of and execute, deliver and file or record (or cause to be filed or recorded) such instruments, documents and notices (including, without limitation, amendments or supplements to this Pledge Agreement, financing statements and continuation statements) as the Lender may deem necessary or advisable from time to time in order to confirm, perfect and preserve such security interest. The Lender is hereby irrevocably appointed attorney-in-fact of each Pledgor to do all acts and things which the Lender, in the exercise of its responsibilities under the Credit Agreement, may deem necessary or advisable to perfect and continue perfected the Lender's security interest in the Pledged Collateral.

    9.   VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default or Potential Default shall have occurred and is continuing:

              (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; PROVIDED, HOWEVER, that such Pledgor shall not exercise or refrain from exercising any such right if such action or inaction would REASONABLY BE LIKELY to have a material adverse effect on the value of the Pledged Collateral or any part thereof;

              (ii) Any and all instruments and other property (other than cash dividends) received, receivable or otherwise distributed in respect of, or in exchange for, any of the Pledged Collateral shall be forthwith delivered to the Lender to hold as part of the Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement). To the extent permitted

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              by the Credit Agreement, a Pledgor may receive and retain cash dividends from any of the Subsidiaries; and

              (iii) The Lender shall execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above, and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuance of an Event of Default or Potential Default under the terms of the Credit Agreement:

              (i) All rights of any Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to
              Section 9(a)(ii) shall cease, and all such rights shall, upon notice by the Lender to such Pledgor, become vested in the Lender, who shall thereupon have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Pledged Collateral such dividends and apply them to payment of the Obligations; and

              (ii) All dividends which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 9(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement).

In the event of any inconsistency between the provisions of this Section 9 and Section 9.2.5 of the Credit Agreement, the terms of the Credit Agreement shall control.

    10.  REMEDIES UPON THE OCCURRENCE OF AN EVENT OF DEFAULT.
If there shall have occurred and is then continuing an Event of Default under the terms of the Credit Agreement, then the Lender shall have such rights and remedies with respect to the Pledged Collateral or any part thereof and the proceeds thereof as are provided by the Code and such other rights and remedies with respect thereto which it may have at law or in equity or under this Pledge Agreement, including without limitation, to the extent not inconsistent with the provisions of the Code, the right to (a) transfer all or any part of the Pledged Collateral into the Lender's name or into the name of its nominee and thereafter receive all cash, stock and other dividends or distributions paid or payable in respect thereof, and otherwise act with respect thereto for the benefit of the Lender as the absolute owner thereof, and (b) sell, assign, give an option or options to purchase or otherwise dispose of all or any part of the Pledged Collateral at


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any public or private sale at such place or places and at such time or times and upon such terms, whether for cash or on credit, and in such manner as the Lender may determine, and apply the proceeds so received in accordance with the terms of the Credit Agreement. Each Pledgor shall be liable for any deficiency if the proceeds of any sale, assignment, giving of an option or options to purchase or other disposition of its Pledged Collateral is insufficient to pay all amounts to which the Lender is entitled.

    11.  NOTICE OF SALE OF THE PLEDGED COLLATERAL BY THE LENDER.
If any notification of intended sale of any of the Pledged Collateral is required by law, such notification shall be deemed reasonable if provided at least ten (10) days before such sale, addressed to the Pledgor as provided in
Section 11.6 of the Credit Agreement.

    12. NATURE OF SALE. Each Pledgor recognizes that the Lender may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not, for such reason alone, be deemed to have been made in a commercially unreasonable manner. The Lender shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal Securities Act of 1933, as amended, or under applicable state securities laws, even if the issuer would agree to do so.

    13. TERMINATION. Upon payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations and the termination of the Commitment, this Pledge Agreement shall terminate and be of no further force and effect, and the Lender shall thereupon promptly return to each Pledgor such of the Pledged Collateral and such other documents delivered by such Pledgor hereunder as may then be in the Lender's possession and execute such documents, instruments, agreements or any combination thereof as the Pledgors shall reasonably request to evidence such termination.. Until such time, however, this Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

    14. NO WAIVER. No failure or delay on the part of the Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Lender hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the Lender under this Pledge Agreement are cumulative and not exclusive of any rights or remedies which it may otherwise have.


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    15.  NOTICES.  All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Pledge Agreement shall be given or made as provided in Section 11.6 of the Credit Agreement.

    16. SUCCESSORS AND ASSIGNS. This Pledge Agreement shall be binding upon and inure to the benefit of the Lender and its successors and assigns, and each Pledgor and its successors and assigns, except that the Pledgors may not assign or transfer the respective Pledgor's obligations hereunder or any interest herein.

    17. GOVERNING LAW. This Pledge Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excepting its rules relating to conflicts of Law.

    18. SURVIVAL. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


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                 [SIGNATURE PAGE 1 OF 1 TO PLEDGE AGREEMENT]


       IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Pledge Agreement as of the day and year first above set forth.

                                            GRUBB & ELLIS COMPANY


                                            By /s/  Brian Parker
                                               -------------------------------
                                                    Brian Parker
                                                    Senior Vice President and
                                                    Chief Financial Officer


                                             AXIOM REAL ESTATE MANAGEMENT, INC.


                                             By /s/  Brian Parker
                                               -------------------------------
                                                     Brian Parker
                                                     Senior Vice President and
                                                     Chief Financial Officer


                                             HSM INC.


                                             By /s/  Brian Parker
                                               -------------------------------
                                                     Brian Parker
                                                     Senior Vice President and
                                                     Chief Financial Officer


                                            PNC BANK, NATIONAL ASSOCIATION


                                            By /s/  Paul A. Palombo
                                               -------------------------------
                                            Title   Vice President
                                                  ----------------------------